Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund
April 28, 2012
Prospectus

Effective January 1, 2013, the following information replaces the information under "Shareholder fees" under the heading "Fee Table" in the "Fund Summary" section for Fidelity International Enhanced Index Fund on page 3.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	1.00%

For each fund, the following information replaces the biographical information for Eric Matteson under the heading "Portfolio Manager(s)" in each "Fund Summary" section.

Peter Matthew (assistant portfolio manager) has managed the fund since August 2012.

The following information replaces the similar information under the heading "Purchase and Sale of Shares" in each "Fund Summary" section.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Effective January 1, 2013, the following information replaces the information under "Shareholder fees" under the heading "Fee Table" in each "Fund Summary" section for Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, and Fidelity Large Cap Value Enhanced Index Fund on pages 6, 9, and 12, respectively.

Shareholder fees (fees paid directly from your investment)	None

Effective January 1, 2013, the following information replaces the information under "Shareholder fees" under the heading "Fee Table" in the "Fund Summary" section for Fidelity Mid Cap Enhanced Index Fund on page 15.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%

Effective January 1, 2013, the following information replaces the information under "Shareholder fees" under the heading "Fee Table" in the"Fund Summary" section for Fidelity Small Cap Enhanced Index Fund on page 18.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 90 days (as a % of amount redeemed)	1.50%
GEI-12-04  December 11, 2012
1.857348.112

The following information replaces the similar information under the heading "Additional Information about the Purchase and Sale of Shares" in the "Shareholder Information" section beginning on page 25.

Excessive Trading Policy

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of each fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, a fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in Strategic Adviser's opinion, may be disruptive to the management of that fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the funds' excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, each fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to a fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to a fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the funds' excessive trading policy (described above), or their own excessive trading policy if approved by Strategic Advisers. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that Strategic Advisers will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

Each fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the funds' excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give Strategic Advisers sufficient information to permit Strategic Advisers to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. Each fund's Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency. A fund reserves the right to modify its policies at any time without prior notice.

Each fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," each fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that each fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Effective January 1, 2013, the following information supplements the information found under the heading "Features and Policies" in the "Shareholder Information" section beginning on page 28.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

Effective January 1, 2013, the following information has been removed from under the heading "Features and Policies" in the "Shareholder Information" section on page 29.

You may be charged an annual index fund fee of $10.00 per fund position to offset shareholder service costs if your fund balance falls below $10,000 at the time of the December distribution. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions.

Fidelity may deduct $10.00 from each fund position at the time the December distribution is credited to each fund position. If the amount of the distribution is not sufficient to pay the fee, the index fund fee may be deducted directly from your fund balance.

The following information replaces the similar information found under the heading "Features and Policies" in the "Shareholder Information" section on page 29.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces the biographical information for Eric Matteson found in the "Fund Management" section on page 31.

Peter Matthew is assistant portfolio manager of each fund, which he has managed since August 2012. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, and assistant portfolio manager. Prior to joining Geode, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.